Other Receivables And Prepaid Expenses	12 Months Ended
Dec. 31, 2015
Prepaid Expense and Other Assets [Abstract]
Other Receivables And Prepaid Expenses
OTHER RECEIVABLES AND PREPAID EXPENSES

	December 31,
	2015	2014
Deferred income taxes, net	$36,561	$40,332
Prepaid expenses	41,216	40,826
Government institutions	54,562	29,806
Derivative instruments	16,679	13,558
Cross-currency interest rate swap	3,234	5,746
Other	19,107	15,294
	$171,359	$145,562